UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2005

Atlantic Broadband Finance, LLC

(Exact Name of Registrant As Specified In Charter)

Delaware	333-115504	20-0226936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batterymarch Park, Suite 405

Quincy, MA 02169

(Address of Principal Executive Offices, including Zip Code)

(617) 786-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2005, Atlantic Broadband Finance, LLC issued a press release reporting its financial results for the period ended June 30, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Broadband Finance, LLC
(Registrant)

/s/ Patrick Bratton
Date: August 16, 2005	Patrick Bratton
Vice President and Chief Financial Officer

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